Exhibit 10 (W)

                              NON-COMPETITION AGREEMENT
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                          EMPLOYEE:      Wendy L. Dixon
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                    In  consideration  of  your  employment by  The  West
             Company,  Incorporated   or  any  of  its   subsidiaries  or
             affiliates (the "Company") and the Company's promise to make the payments set forth below, the Company and you agree as follows:

                    Definitions:  As used in this Agreement:
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                       (a)  the  "Restrictive  Period" means  that period
             of time which commences on the date hereof and ends on the first anniversary of the date on which you cease to be employed by the Company; provided, however, the Restricted Period shall be automatically extended for any period of time during which you have breached, or threatened to breach, any provision hereof;

                       (b)  the   "Company's  Business"   means  (i)  the
             manufacture and sale of stoppers, closures, containers, medical device components and assemblies made from elastomers, metal, plastic and glass for the health care and consumer products industries; and (ii) any other business conducted by the Company during the Restrictive Period in which you have been actively involved while an employee of the Company;

                       (c) "Person" means an individual, a corporation, a partnership, an association, a trust or other entity or organization;

                       (d)  an  "Affiliate"  of  any   Person  means  any
             Person directly or indirectly controlling, controlled by or under common control with such Person; and

                       (e) "Territory" shall mean Canada, the United States, Mexico, Puerto Rico, Argentina, Brazil and Columbia.

                    2. Restriction    on   Competition.      During   the
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             Restrictive Period, you will not, and will not  permit any of your Affiliates, or any other Person, directly or indirectly, to:

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                       (a)  engage in  competition  with,  or  acquire  a
             direct or indirect interest or an option to acquire such an interest in any Person engaged in competition with, the Company's Business in the Territory (other than an interest of not more than 5 percent of the outstanding stock of any publicly traded company);

                       (b) serve as a director, officer, employee or consultant of, or furnish information to, or otherwise facilitate the efforts of, any Person engaged in competition with the Company's Business in the Territory; or

                       (c)  solicit,  employ,  interfere with  or attempt
             to entice away from the Company any employee who has been employed by the Company in an executive or supervisory capacity  in connection  with the  conduct of  the Company's
             Business within one year prior to such solicitation, employment, interference or enticement.

                    3. Consideration.      In   consideration   of   your
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             agreement not to compete contained in  paragraph 2, commencing on the date on which you are no longer employed by the Company (the "Exit Date") and until the end of the Restrictive Period, the Company will pay you, on a biweekly basis, an amount equal to your base salary during the twelve-month period prior to the Exit Date, less normal deductions. During the period from the Exit Date until the end of the Restrictive Period, the Company will also continue on your
             behalf the  medical,  dental  and  life  insurance   coverage
             offered  to  active employees, provided you make any required
             contributions with respect to  each such plan.   Notwithstanding
             the foregoing, if the  Company terminates your employment
             for "cause", the  Company  shall not  be obligated  to make such
             payments  or provide  such benefits.    Termination shall be
             deemed for cause if you are terminated for dishonesty, disloyalty, willful misconduct, gross negligence, theft, conviction of a crime, drunkenness, unethical business conduct, refusal to perform your duties or a breach of this Agreement.
             Your obligations   under   Section   2  hereof   shall continue
             notwithstanding  termination of  your employment  for cause.
             The   foregoing   description  of   termination   for  cause
             notwithstanding, you or the Company may terminate your employment relationship at any time, for cause or for no reason at all.

                    4. Enforcement.   You  acknowledge that  a  breach of
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             this Agreement will cause the  Company immediate and
             irreparable  harm for which the  Company's remedies at law
             (such as money damages) will be  inadequate.   The  Company
             shall have the right, in addition to any other rights it may have, to obtain an injunction to restrain any breach or threatened breach of this Agreement. Should any provision of this Agreement be adjudged to any extent invalid by any competent tribunal, that provision will be deemed modified
             to the  extent necessary  to make it enforceable.   The Company
             may contact any person with or for whom you work after my employment by the Company ends and may send that person a copy of this Agreement.

                    5. Binding Effect.   Your undertakings hereunder will
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             bind you and your heirs  and  legal  representatives regardless of (a) the duration of your employment by the Company, (b) any change in your duties or the nature of your employment,
             (c) the reasons for manner of termination of your employment, and (d) the amount of your compensation.

                    6. Representations   by   Employee.      You   hereby
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             represent that you have read and  fully understand  your
             duties and obligations as set forth herein and that such duties and obligations would not unduly restrict or curtail your legitimate efforts to earn a livelihood following any termination of your employment with the Company, whether for cause or otherwise.

                    7. Waivers.   The  waiver by the Company  of a breach
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             or threatened breach of  any provision of this Agreement by you shall not operate or be construed as a waiver of any subsequent breach or threatened breach by you unless and to the extent that such waiver is explicitly set forth in a writing delivered by the Company to you.

                    8. Assignment.   The Company may, upon written notice
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             to you but without  your consent,  assign its rights and
             interests hereunder to any party including, without limitation, any successor of its business.

                    9. Miscellaneous.    This Agreement  (a) shall  in no
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             way bind you or the Company to a specific term of employment,
             (b) supersedes any prior    understandings    and   constitutes
             the   entire understanding between the Company  and you about
             the subject matter covered by this Agreement, (c) may be modified or varied only in writing signed by the Company and you, (d) will inure to the benefit of the successors and assigns of the Company, and (e) will be governed by Pennsylvania law.




             Dated:  January 30, 1995    /s/ Wendy L. Dixon
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                                         Wendy L. Dixon


                                         THE WEST COMPANY, INCORPORATED



                                          By:  /s/ George R. Bennyhoff
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                                                George R. Bennyhoff
                                                Senior  Vice  President,
                                                Human Resources